UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2005

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 18, 2005, Briggs & Stratton Corporation amended its Term Loan Agreement dated February 11, 2005 (as filed February 15, 2005) to add new banks and make certain other nonmaterial changes as defined in the amendment (a copy is included as Exhibit 10.1 and herein incorporated by reference). The three-year term loan facility provides for an extension of unsecured credit in the form of a term loan in an aggregate amount of $125 million.

On March 18, 2005, Briggs & Stratton Corporation amended its Multicurrency Credit Agreement dated as of May 28, 2004 to increase the amount of the commitments by $75 million, add new banks and make certain other nonmaterial changes as defined in the amendment (a copy is included as Exhibit 10.3 and incorporated herein by reference). The Multicurrency Credit Agreement expiring in May 2009 provides for an unsecured revolving credit facility in an aggregate amount up to $350 million.

Both of the amended agreements contain financial and operating restrictions and covenants consistent with those disclosed in our annual report on Form 10-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable

(b) Not applicable

(c) Exhibits. The following exhibits are being furnished herewith:

10.1	Term Loan Agreement Amendment, dated March 18, 2005, among Briggs & Stratton Corporation, various financial institutions and Bank of America, N.A., as Administrative Agent.

10.2	Multicurrency Credit Agreement dated May 28, 2004 among Briggs & Stratton Corporation, the Financial Institutions Party Hereto, and LaSalle Bank National Association, M&I Marshall & Ilsley Bank and U.S. Bank National Association, as Co-Documentation Agents, and Bank of America, N.A., as Administrative Agent, Issuing Bank and Swing Line Bank.

10.3	Multicurrency Credit Agreement Amendment dated March 18, 2005, among Briggs & Stratton Corporation, various financial institutions and Bank of America, N.A., as Administrative Agent.

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BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: March 23, 2005	By:	/s/ James E. Brenn
James E. Brenn
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

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BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit No.	Description
10.1	Term Loan Agreement Amendment, dated March 18, 2005, among Briggs & Stratton Corporation, various financial institutions and Bank of America, N.A., as Administrative Agent.

10.2	Multicurrency Credit Agreement dated May 28, 2004 among Briggs & Stratton Corporation, the Financial Institutions Party Hereto, and LaSalle Bank National Association, M&I Marshall & Ilsley Bank and U.S. Bank National Association, as Co-Documentation Agents, and Bank of America, N.A., as Administrative Agent, Issuing Bank and Swing Line Bank.

10.3	Multicurrency Credit Agreement Amendment dated March 18, 2005, among Briggs & Stratton Corporation, various financial institutions and Bank of America, N.A., as Administrative Agent.

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